2022 East Coast IDEAS Conference INVESTOR PRESENTATION June 2022 1

DISCLAIMERS This presentation, our remarks, and answers to questions may contain forward-looking statements within the meaning of the federal securities laws. As a general matter, forward-looking statements are those focused upon future plans, objectives or performance as opposed to historical items and include statements of anticipated events or trends and expectations and beliefs relating to matters not historical in nature. Such forward-looking statements involve known and unknown risks and are subject to uncertainties and factors relating to Core Molding Technologies' operations and business environment, all of which are difficult to predict and many of which are beyond Core Molding Technologies' control. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expect,” “intend,” “plans,” “projects,” “believes,” “estimates,” “encouraged,” “confident” and similar expressions are used to identify these forward-looking statements. These uncertainties and factors could cause Core Molding Technologies' actual results to differ materially from those matters expressed in or implied by such forward-looking statements. Core Molding Technologies believes that the following factors, among others, could affect its future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements made in this presentation; business conditions in the plastics, transportation, marine and commercial product industries (including changes in demand for truck production); federal and state regulations (including engine emission regulations); general economic, social, regulatory (including foreign trade policy) and political environments in the countries in which Core Molding Technologies operates; the adverse impact of coronavirus (COVID-19) global pandemic on our business, results of operations, financial position, liquidity or cash flow, as well as impact on customers and supply chains; safety and security conditions in Mexico and Canada; fluctuations in foreign currency exchange rates; dependence upon certain major customers as the primary source of Core Molding Technologies’ sales revenues; efforts of Core Molding Technologies to expand its customer base; the ability to develop new and innovative products and to diversify markets, materials and processes and increase operational enhancements; ability to accurately quote and execute manufacturing processes for new business; the actions of competitors, customers, and suppliers; failure of Core Molding Technologies’ suppliers to perform their obligations; the availability of raw materials; inflationary pressures; new technologies; regulatory matters; labor relations; labor availability; a work stoppage or labor disruption at one of our union locations or one of our customer or supplier locations; the loss or inability of Core Molding Technologies to attract and retain key personnel; the Company's ability to successfully identify, evaluate and manage potential acquisitions and to benefit from and properly integrate any completed acquisitions; federal, state and local environmental laws and regulations; the availability of sufficient capital; the ability of Core Molding Technologies to provide on-time delivery to customers, which may require additional shipping expenses to ensure on-time delivery or otherwise result in late fees and other customer charges; risk of cancellation or rescheduling of orders; management’s decision to pursue new products or businesses which involve additional costs, risks or capital expenditures; inadequate insurance coverage to protect against potential hazards; equipment and machinery failure; product liability and warranty claims; and other risks identified from time to time in Core Molding Technologies’ public documents on file with the Securities and Exchange Commission, including those described in Item 1A of the Annual Report on Form 10-K for the year ended December 31, 2021. This presentation includes certain non-GAAP financial measures to describe our performance. The reconciliation of those measure to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

3 PRESENTERS Dave Duvall President and CEO John Zimmer EVP, CFO and Treasurer

4 INVESTMENT HIGHLIGHTS Leading Composite Manufacturer • Large diversified customers and industries • Manufacturing footprint: U.S.(3), Mexico (2), Canada (1) Favorable Industry Momentum • Total addressable composite market $15+ billion • Few competitors, high barriers to entry Strong Growth Drivers • Distinct Competitive Advantages • Product Innovation Investments • Strategic ‘tuck-in’ acquisitions Experienced Management Team • Proven leaders with operational and M&A expertise Strong Financial Platform • Solid Financial Results • Strong balance sheet, recapitalized debt, good liquidity $15B Total Addressable Market $325M TTM 3/31/22 Revenues

The most reliable, innovative and responsive partner in engineered materials and manufacturing solutions: SOLUTION | INNOVATION | MANUFACTURING COMPANY OVERVIEW AT A GLANCE NYSE American CMT Employees 1,600 Fiscal Year 2021 $307 Million Founded in 1980 Headquartered in Columbus, Ohio Major Customer Relationships Building Products, Industrial/Utilities, Power Sports, Transportation 5 2021 Sales by Operating Company* *Based on 2021 Product Sales

12% 14% 12% 13% 13% 6% 3% 27% • Long-term relationships with blue-chip companies • Diverse industries • Single-source manufacturing arrangements • Key customers in industries with extensive structural plastics’ needs 6 LARGE, DIVERSIFIED CUSTOMERS & INDUSTRIES All Others Building Products | Industrial/Utilities | Power Sports | Transportation *Based on 2021 Product Sales excluding Batavia, OH sales

STRATEGIC MANUFACTURING FOOTPRINT Matamoros Columbus Cobourg Gaffney Winnona Monterrey 478 338 274 140 87 61 Floor Space Square Feet (in 000's) 32.0% 26.0% 20.0% 9.0% 6.0% 7.0% Columbus Matamoros Cobourg Winona Gaffney Monterrey 2021 Product Sales* (by facility) Columbus, OH Matamoros, MexicoCobourg, Canada Gaffney, SC Monterrey, Mexico Winona, MN 7 Manufacturing of > 1.3M square feet in North America *Based on 2021 Product Sales excluding Batavia, OH sales

$15+ Billion Total Addressable Market (1) Technical solutions applying engineered materials to expand CMT’s Total Addressable Market $5.8B $2.6B $2.3B $1.9B $0.9B $0.6B $0.3B $0.3B Automotive (Select Opportunities) Packaging Consumer Products Truck Constru ctio n & Ag. Powersports Building Products Industrial & Utilities Grow Defend Grow Grow Grow Grow Grow Defend (1) Based on management estimates with current process portfolio.

DISTINCT COMPETITIVE ADVANTAGES 9 Large portfolio of processes & materials Engineered materials and innovation processes to create optimal custom solution Large installed asset base and facility footprint Single source provider Engineered materials providing wide range of weight, performance & recyclability

DISTINCT COMPETITIVE ADVANTAGES Market Applications Why They Choose Core Building Products Lattice, Decking, Cabinets Durability Cost savings Material substitution Industrial/Utilities Water & Power Distribution Corrosion resistance Cost savings Part consolidation Weight reduction Powersports Personal Watercraft, ATV, On- board Vehicles Strength-to-weight ratio Part consolidation Corrosion resistance In-mold color Transportation HD / MD Truck, Bus Class A finish Durability Light weighting Part Reduction 10

TECHNICAL SOLUTIONS TEAM 11 • Lower Total Cost • Light-weighting • Improve performance Conversion Expertise Integrated Material Development & Advanced Manufacturing Engineering Part Consolidation • Unique solutions – Designed from material formulation to final production • Improve performance Design, Simulation, & Rapid Prototyping • Lower Total Cost • Reduce mfg. complexity • Improve performance • Reduce lead time • Solution provider • Improved performance DLFT Hull SMC Hull DLFT + Structural Foam Concrete Structural Foam 48 pcs 1 pc 3D Modeling 3D Printed Molds Value Proposition Customer Benefit Applications

TECHNICAL SOLUTIONS TEAM Research & Development • Material experts with functionality and long-lasting performance • Ultra-light Class A materials • Material and process integration Speed-to-Market • Additive compression molds • Design simulation and testing • Unique prototyping expertise • Robust launch processes 1 2 12

LEVERAGING EXISTING STRENGTHS 13 Deep Expertise • 40 years of structural plastics manufacturing • 20 years manufacturing in Mexico • Long standing customers and relationships • Large press expertise Diverse Products & Processes • Sole-source provider • Most diverse process offering in industry • Large part focus which reduces foreign competition • Both engineered & commodity materials expertise Strategic Footprint • Existing asset base -high barriers to entry • Large in-place capacity with over 70 total presses & 40 large tonnage presses • Plants located within 150 miles of most customer locations

Dave Duvall • President and CEO • Industry Experience >30 years Past Companies: • Danfoss • Carlyle Group • TI Automotive • Ford John Zimmer • Executive VP, CFO and Treasurer • Industry Experience >30 years Past Companies: • Parex • Upper Deck • Cardinal Health Eric Palomaki • Executive VP of Operations, R&D • Industry Experience >20 years Past Companies: • Acuity Brands • North American Lighting • TRW Renee Anderson • Executive VP of Human Resources • Industry Experience >30 years Past Companies: • Draxlmaier • Danfoss PROVEN OPERATIONAL AND M&A EXPERTISE Chris Highfield • Executive VP of Sales • Industry Experience >30 years Past Companies: • American Trim

15 SELECTED FINANCIAL INFORMATION (1) Adjusted EBITDA is a non-GAAP financial measure as defined and reconciled later in this presentation. • Record sales in 2021 • Strong demand from all industries • Margin impacted by supply chain disruption costs and raw material inflation • More than 50% of raw material inflation passed through to customer • Additional pass through arrangements ongoing • Adjusted EBITDA includes shutdown cost for plant – completed in 2021

16 SELECTED FINANCIAL INFORMATION • Average sales growth of 13.7% per year over past five years • Acquisition growth of ~$60mm in 2018 • Remainder of growth from organic growth • Strong sales continued in Q1 2022 • EBITDA rebound after Company’s operational turnaround in 2019 • Operational turnaround and diversification of customer base has position Company for more stable profitable growth 2017 2018 2019 2020 2021 TTM March 31, 2022 $0 $50 $100 $150 $200 $250 $300 $350 Total Sales in millions CAGR of 13.7% 2017 2018 2019 2020 2021 TTM March 31, 2022 $0 $5 $10 $15 $20 $25 $30 Adj EBITDA in millions Operational Turnaround

17 OPERATING CASH FLOWS • Approximately 40% of operating cash flows reinvested into business • Company anticipates investing more then 50% of future operating cash flows back into business • Growth capex investment of $12 million over past three years • The Company intends to continue to invest in growth capex to increase capacity for future growth

18 SALES BY INDUSTRY – DIVERSIFICATION TRANSITION • Company has transformed the customer base over the past five years • Reduced risk through strategic customer diversification • Less cyclical results • Entering new markets has increased the Company’s addressable market • Focus on industries with conversion requirements • Providing solutions in new markets improves Company’s value proposition 2017 Net Product Sales Truck Power Sports Building Products Industrial and Utilities All Other 2021 Net Product Sales

19 CAPITALIZATION • Strong balance sheet with low leverage and sufficient excess liquidity • The Company is currently in the process of a debt refinancing: • Lower interest rates • Repay 8.25% fixed rate debt • Provide additional $25 million of liquidity for future expansion projects • Reduce quarterly debt repayment amount • Expected to be completed by July 31, 2022

NET INCOME (LOSS) TO ADJUSTED EBITDA RECONCILIATION 20 (1) Reflects Cincinnati facility closing. Reconciliation of GAAP to Non-GAAP Financial Measures   * Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization of long-lived assets, (iv) share based compensation expense, (v) restricting  costs, (vi) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations. This metrics is a supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP.  This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present Adjusted EBITDA because  management uses these measures as key performance indicators, and we believe that securities analysts, investors and others use these measures to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named  measures reported by other companies. The above tables present a reconciliation of net income (loss), the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA for the periods presented.

Company Contact: John Zimmer Chief Financial Officer 614.870.5604 21 Investor Contact: Sandy Martin / Steven Hooser Three Part Advisors 214.616.2207